Exhibit 99.2

1 1 11 March 2021 Combination of t wo Established Institutions creating Maryland’s Premier Community Bank

2 Disclaimer CAUTION REGARDING FORWARD - LOOKING STATEMENTS This presentation contains “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 19 95 regarding the financial condition, results of operations, business plans and the future performance of Shore Bancshares, Inc. (“Shore”) and Severn Bancorp, Inc. (“Severn”). Words such as “anticipates,” “bel iev es,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “could,” “may,” “should,” “will” or other similar words and expressions are intended to identify these forward - looking statements. These forward - looking statements are based on Shore’s and Severn’s current expectations and assumptions regarding Shore’s and Severn’s businesses, the economy, and other future conditions. Because forward - looking stateme nts relate to future results and occurrences, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. Any number of risks, uncertainties or other fa ctors such as the COVID 19 pandemic could affect Shore’s or Severn’s future financial results and performance and could cause actual results or performance to differ materially from anticipated results or performance. S uch risks and uncertainties include, among others: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive agreement and plan of merger between Shore and Severn; the outcome of any legal proceedings that may be instituted against Shore or Severn; delays in completing the transaction; the failure to obtain necessary regulatory a ppr ovals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction) or shareholder approvals, or to sati sfy any of the other conditions to the transaction on a timely basis or at all; the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impac t o f, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where Shore and Severn do business; the possibility that the tra nsa ction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; potenti al adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; the ability to complete the transaction and integration of Sho re and Severn successfully; and the dilution caused by Shore’s issuance of additional shares of its capital stock in connection with the transaction. Except to the extent required by applicable law or regulation , e ach of Shore and Severn disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward - looking statements included herein to reflect future events or devel opments. Further information regarding Shore, Severn and factors which could affect the forward - looking statements contained herein can be found in Shore’s Annual Report on Form 10 - K for the fiscal year ended Dec ember 31, 2019, its Quarterly Reports on Form 10 - Q for the periods ended March 31, 2020, June 30, 2020 and September 30, 2020, and its other filings with the Securities and Exchange Commission (the “SEC”) , a nd in Severn’s Annual Report on Form 10 - K for the fiscal year ended December 31, 2019, its Quarterly Reports on Form 10 - Q for the periods ended March 31, 2020, June 30, 2020 and September 30, 2020, and its oth er filings with the SEC. SEC filings are available free of charge on the SEC’s website at www.sec.gov . ADDITIONAL INFORMATION ABOUT THE MERGER AND WHERE TO FIND IT In connection with the proposed merger transaction, a registration statement on Form S - 4 will be filed with the SEC that will in clude a joint proxy statement of Severn and Shore and a prospectus of Shore, which will be distributed to the shareholders of Severn and Shore in connection with their votes on the merger of Severn with and into S hor e and the issuance of Shore common stock in the transaction. INVESTORS AND SECURITY HOLDERS ARE ENCOURAGED TO READ THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS WHEN THEY BECOME AVAI LAB LE (AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE INTO THE JOINT PROXY STATEMENT/PROSPECTUS) BECAUSE SUCH DOCUMENT S W ILL CONTAIN IMPORTANT INFORMATION REGARDING THE PROPOSED MERGER AND RELATED MATTERS. Investors and security holders will be able to obtain these documents, and any other doc ume nts Shore and Severn have filed with the SEC, free of charge at the SEC’s website, www.sec.gov , or by accessing Shore’s website at www.shorebancshares.com under the “Investor Relations” link and then under the heading “Documents,” or by accessing Severn’s website at www.severnbank.com under the “Severn Bank Investors Relation” link and then under the heading “SEC Filings” and “Documents.” In addition, documen ts filed with the SEC by Shore or Severn will be available free of charge by (1) writing Shore at 18 East Dover Street, Easton, MD 21601, Attention: Edward C. Allen, or (2) writing Severn a t 2 00 Westgate Circle, Suite 200, Annapolis, MD 21404, Attention: Vance Adkins. PARTICIPANTS IN THE SOLICITATION The directors, executive officers and certain other members of management and employees of Shore may be deemed to be particip ant s in the solicitation of proxies from the shareholders of Shore in connection with the proposed transaction. Information about Shore’s directors and executive officers is included in the proxy statement for i ts 2020 annual meeting of Shore’s shareholders, which was filed with the SEC on March 13, 2020. The directors, executive officers and certain other members of management and employees of Severn may also be deemed to be pa rti cipants in the solicitation of proxies in connection with the proposed transaction from the shareholders of Severn. Information about the directors and executive officers of Severn is included in the proxy st ate ment for its 2020 annual meeting of Severn shareholders, which was filed with the SEC on April 10, 2020. Additional information regarding the interests of those participants and other persons who may be deemed participants in the tra nsaction may be obtained by reading the joint proxy statement/prospectus regarding the proposed merger when it becomes available. Free copies of this document may be obtained as described above .

Creating the Third Largest Maryland Bank

Shore Bancshares

Strategically Compelling

- Creates 3rd largest Maryland Bank
- Access to high growth Anne Arundel County
- Adds complimentary business lines

Enhanced Value Prospects

- Increased asset size, operating leverage and stock liquidity
- Improved regulatory capital ratios
- Enhanced products and services
- Meaningful cost saving opportunities to support future growth and investments



Washington
Frederick
Carroll
Baltimore
Harford
Cecil
New Castle
Baltimore City
Howard
Montgomery
Anne Arundel
Kent
Queen Anne's
Kent
Caroline
Annapolis
Prince George's
Talbot
Sussex
Calvert
Charles
Dorchester
Wicomico
St. Mary's
Worcester
Somerset
Northampton
Counties with SHBI Branches
Anne Arundel County, MD
SVBI Locations
SHBI Locations

Severn Bank 3

Strengthening Presence in an Attractive Footprint

Shore Bancshares

2020 Rank	Maryland Rank	Institution (ST)	Number of Branches	Total Deposits In Market ($000)	Total Market Share (%)
1		Bank of America Corporation (NC)	140	$41,890,724	23.00
2		M&T Bank Corp. (NY)	169	24,724,983	13.57
3		Truist Financial Corp. (NC)	233	22,493,531	12.35
4		PNC Financial Services Group (PA)	181	17,304,758	9.50
5		Capital One Financial Corp. (VA)	52	14,340,622	7.87
6		Wells Fargo & Co. (CA)	87	13,098,131	7.19
7	1	Sandy Spring Bancorp Inc. (MD)	43	8,634,241	4.74
8	2	Eagle Bancorp Inc (MD)	6	3,490,203	1.92
9		WesBanco Inc. (WV)	37	2,536,023	1.39
10		Citigroup Inc. (NY)	10	2,470,000	1.36
11		Fulton Financial Corp. (PA)	26	2,342,114	1.29
12		F.N.B. Corp. (PA)	26	2,133,319	1.17
13	***3***	***Pro Forma Company SHBI***	***24***	***2,109,186***	***1.16***
13		Toronto-Dominion Bank	22	2,033,443	1.12
14	4	Howard Bancorp Inc. (MD)	16	1,833,305	1.01
15	5	Community Finl Corp. (MD)	11	1,604,744	0.88
16	6	Capital Funding Bancorp Inc. (MD)	2	1,420,296	0.78
17	**7**	**Shore Bancshares Inc. (MD)**	**17**	**1,355,942**	**0.74**
18	8	Capital Bancorp Inc. (MD)	4	1,273,152	0.70
19		United Bankshares Inc. (WV)	8	1,249,383	0.69
20	9	Congressional Bancshares Inc (MD)	4	1,055,206	0.58
21	10	First United Corp. (MD)	16	979,335	0.54
22		ACNB Corp. (PA)	12	769,733	0.42
23	**11**	**Severn Bancorp Inc. (MD)**	**7**	**753,244**	**0.41**
24	12	Rosedale FS&LA (MD)	10	750,729	0.41
25	13	BV Financial Inc. (MHC) (MD)	16	663,857	0.36
26	14	Community Heritage Finl Inc (MD)	7	601,412	0.33
27	15	HSB Bancorp Inc. (MD)	13	595,623	0.33
28	16	Farmers & Merchants Bcshs Inc. (MD)	9	584,621	0.32
29		HSBC Holdings	4	534,304	0.29
30	17	Partners Bancorp (MD)	10	490,961	0.27
		All Other Institutions	189	8,165,119	4.48
		Total For Institutions Operating In Maryland	**1,387**	**$182,173,058**	**100.00**

Note: Data as of June 30, 2020

Source: S&P Global Market Intelligence

Severn Bank 4

Transaction Rationale

Shore Bancshares

Transformational Merger	■ Creates the 3rd largest community bank headquartered in Maryland ■ Adjacent market expands the SHBI franchise into affluent, high growth Anne Arundel County ■ Shared vision, cultural values, community involvement and commitment to serving clients ■ Ability to deploy excess capital and deposits in higher growth markets ■ SVBI and SHBI clients will benefit from increased lending limits and enhanced products and services and complementary business lines ■ Enhanced scale allows for continued investment in technology to further improve client experience
Financially Attractive	■ Strong accretion to earnings per share ■ Manageable tangible book value dilution earned back in 3.6 years[1] ■ Meaningful, achievable projected cost savings ■ Pricing multiples in line with other recent transactions for banks similar in size and geography
Enhanced Shareholder Value	■ Provides improved scale and competitive position in the Columbia/Baltimore/Towson MSA ■ Increased scale will drive efficiency and profitability ■ Larger pro forma asset size should achieve higher trading multiples ■ Ability to increase dividends going forward ■ Strong pro forma capital ratios provide future optionality in capital deployment

1) Tangible book value earn back period calculated using the crossover method

Source: S&P Global Market Intelligence; Company-provided documents

Severn Bank 5

Transaction Summary

Shore Bancshares

Exchange Ratio and Consideration	▪ Severn shareholders to receive 0.6207 shares of Shore common stock and $1.59 in cash for each share outstanding ▪ Consideration mix of approximately 85% stock, 15% cash
Transaction value	▪ Implied per share value of $10.60 [1] ▪ Implied aggregate consideration of $137.0 million [1 2] ▪ Price to tangible book value of 126.2% ▪ Price to LTM earnings of 20.4x ▪ Price to 2021 estimated earnings of 15.0x
Pro Forma Ownership	▪ ~60% SHBI/~40% SVBI
Board of Directors	▪ SVBI will add four directors to SHBI's board of directors ▪ Current CEO of SVBI to be named as one of the four directors and as chairman of the Board
Headquarters	▪ Easton, MD
Timing and Approvals	▪ SVBI and SHBI shareholder approval ▪ Customary regulatory approvals ▪ Anticipated closing in Q3 2021

1) Based upon 12,850,549 outstanding shares of Severn Common Stock and 213,050 stock options
2) Based upon SHBI 20-day average closing price of $14.51 as of February 26, 2021
3) Included Options Cashed out for total consideration of $790 thousand
Source: S&P Global Market Intelligence; Company-provided documents

Severn Bank 6

7 Overview of Severn Bancorp, Inc. Source : S&P Global Market Intelligence; Company provided documents Headquarters Annapolis, MD Established 1980 Ticker SVBI MRQ Balance Sheet Total Assets $952.6 million Total Loans $642.9 million Total Deposits $806.5 million Total Shareholders' Equity $109.6 million Loans / Deposits 79.7% MRQ Profitability Net Income $2.5 Million ROAA 1.06% ROAE 9.20% Net Interest Margin 3.50% Efficiency Ratio 72.54% MRQ Capitalization TCE / TA 11.41% Leverage Ratio 13.67% MRQ Asset Quality NPAs (excl. TDRs) / Assets 0.57% NCOs / Average Loans 0.03% $103K $75K $90K $79K $67K 0.0 20.0 40.0 60.0 80.0 100.0 120.0 Anne Arundel SHBI Mkts MD VA US Projected Population Growth 3.6% 1.9 3.0 2.9 Anne Arundel MD VA US Household Income

8 Diversified Loan Portfolio Source: S&P Global Market Intelligence; Company - provided documents Multifam 3.1% C&I 15.1% Consr & Other 4.5% C&D 7.4% 1 - 4 Fam 24.4% HELOC 3.5% OwnOcc CRE 13.9% Other CRE 28.1% Multifam 2.6% C&I 11.1% Consr & Other 0.8% C&D 14.9% 1 - 4 Fam 36.3% HELOC 2.0% OwnOcc CRE 14.2% Other CRE 18.1% Multifam 3.0% C&I 13.8% Consr & Other 3.3% C&D 9.8% 1 - 4 Fam 28.3% HELOC 3.0% OwnOcc CRE 14.0% Other CRE 24.9% MRQ Yield on Loans: 4.05% MRQ Yield on Loans: 4.89% MRQ Yield on Loans: 4.35% CRE / Total RBC: 307.1% CRE / Total RBC: 199.6% CRE / Total RBC: 263.9% $1.5B Total $2.1B Total $0.6B Total

9 Strong Deposit Franchise Source: S&P Global Market Intelligence ; Company - provided documents Non Int. Bearing 28.8% MMDA & Sav 54.4% Time Deposits <$100k 9.0% Time Deposits >$100k 7.8% Non Int. Bearing 30.5% MMDA & Sav 41.7% Time Deposits <$100k 13.3% Time Deposits >$100k 14.5% Non Int. Bearing 29.3% MMDA & Sav 50.2% Time Deposits <$100k 10.4% Time Deposits >$100k 10.0% Cost of Deposits: 0.33% Cost of Deposits: 0.47% Cost of Deposits: 0.37% Loans / Deposits : 85.5% Loans / Deposits : 79.7% Loans / Deposits: 84.3% $1.7B Total $2.5B Total $0.8B Total

10 Key Financial Assumptions (1) Core deposits defined as total deposits less time deposits > $100k; Based upon Severn Bancorp’s December 31, 2020 core deposits of $705,623 Source: S&P Global Market Intelligence T ARGETED C OST S AVINGS $11 million pre - tax cost savings in first full year 35% of the Severn Bancorp’s estimated non - interest expense 75% phased in the first 6 months after closing T RANSACTION E XPENSES $8.3 million in pre - tax transaction expenses 6.2% of total transaction value L OAN M ARK $12.2 million mark on total loans 1.8% of Severn Bancorp’s total loans F IXED A SSET M ARK $6.5 million positive mark on Severn Bancorp’s fixed assets Mark results from gain on Severn Bancorp’s branch real estate C ORE D EPOSIT (1) I NTANGIBLE $3.5 million core deposit intangible amortized straight - line over 10 years 0.50% of Severn Bancorp’s core deposits (1) O THER Retain $20.6 million Severn Bancorp’s Trust Preferred Securities 25.5% effective tax rate on merger adjustments

Summary Financial Impact

Shore Bancshares

EPS Accretion	>30%
TBV Per Share Impact	~10%
Tang. Book Value Earnback	~3.6 years

Pro Forma Capital	Capital Accretive
	Leverage Ratio ~10%
	CET1 Ratio ~14%

Source: S&P Global Market Intelligence; Company-provided documents

Severn Bank 11

12 Transaction Summary Provides Increased Benefits to all Stakeholders Clients Increased suite of products with the same personalized touch. Communities Continued commitment to the market’s we serve Employers Improved ability to attract and retain talent with attractive development opportunities Transaction Summary ▪ Continued buildout of Maryland Franchise ▪ Enhanced operating leverage and financial profile ▪ Financially attractive deal that drives shareholders value ▪ Well positioned for growth and investment ▪ Increased scarcity value as Maryland’s (premiere / largest) community bank

13 Appendix

14 Strengthening Presence in an Attractive Footprint Top Employers in Footprint SVBI Locations SHBI Locations Anne Arundel County, MD Counties with SHBI Branches Anne Arundel Baltimore Calvert Caroline Carroll Cecil Charles Dorchester Frederick Harford Howard Kent Montgomery Prince George's Queen Anne’s St. Mary’s Somerset Talbot Wicomico Worcester Baltimore City Accomack Northampton Annapolis Washington

15